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                                    EXHIBIT 1
                                    ---------

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
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Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.

Date: January 25, 1999

                      THE TRAVELERS INDEMNITY COMPANY


                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title:  Assistant Secretary


                      TRAVELERS PROPERTY CASUALTY CORP.


                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title:  Assistant Secretary


                      THE TRAVELERS INSURANCE COMPANY



                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title:  Assistant Secretary


                      THE TRAVELERS INSURANCE GROUP INC.


                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title:  Assistant Secretary


                      PFS SERVICES, INC.


                      By: /s/ Christine Y. Homer
                         --------------------------------------------
                         Name:  Christine Y. Homer
                         Title:  Secretary


                      ASSOCIATED MADISON COMPANIES, INC.


                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title:  Assistant Secretary


                      CITIGROUP INC.


                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title:  Assistant Secretary